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                                                                    EXHIBIT 23.1



                              ACCOUNTANTS' CONSENT



The Board of Directors
The St. Joe Company


         We consent to the use of our reports incorporated herein by reference.


                                                       /s/ KPMG LLP

                                                       KPMG LLP


Jacksonville, Florida
December 11, 2000